Exhibit 99.1

ServiceSource Announces Executive Leadership Appointments

Wednesday, November 7, 2018

Gary B. Moore to Serve as Executive Chairman

Debbie Dunnam Promoted to Chief Operating Officer

DENVER – NOV. 7, 2018 – ServiceSource (NASDAQ: SREV), a global leader in outsourced inside sales, customer success and recurring revenue growth and retention solutions, today announced that Gary B. Moore, currently a member of the Company’s Board of Directors and an experienced technology industry executive, has been appointed Executive Chairman, effective today. The Company also announced that effective today, Debbie Dunnam, Executive Vice President, has been named Chief Operating Officer.

Moore has served on the ServiceSource Board since November 2016 and has over three decades of strategic, operational and executive leadership experience at world-class technology and services companies, including Cisco Systems, Inc. and Electronic Data Systems (EDS). He has a proven track record of driving transformation, accelerating growth and delivering shareholder value. In the newly-created Executive Chairman role, Moore will be actively engaged in helping to support the leadership team’s day-to-day activities with a focus on strategy, clients and external relationships. With Moore’s transition to Executive Chairman, Bruce Dunlevie, ServiceSource’s lead independent director, will replace Moore in his Board committee roles, including as chair of the compensation committee and member of the audit committee.

Dunnam joined ServiceSource in September 2018 as Executive Vice President responsible for leading the Company’s digital transformation initiatives and working across all functions in the organization to advance ServiceSource’s solution set, service delivery model and client value. She has more than 35 years of experience building and scaling global inside sales and customer success teams for major cloud and software companies. In her expanded role as COO, Dunnam will lead a worldwide team and be accountable for optimizing and standardizing an end-to-end delivery model with best-in-class operational rigor and discipline. Dunnam will continue to report directly to Christopher M. Carrington, CEO of ServiceSource.

“We are very pleased to announce these new appointments, which we believe will improve our execution, drive financial performance and enhance shareholder value,” said Carrington. “We look forward to benefitting from Gary’s deep industry expertise and strategic transformation experience, and we are excited to expand Debbie’s mandate to increase accountability for globally-consistent client outcomes and results.”

Mr. Carrington continued, “We are focused on ensuring that the deep bench of talent we have at both the Board and management level are best positioned to execute our ongoing initiatives and move the Company forward. Of note, together with the appointment of Rich Walker as CFO and Denzil Samuels as Chief Marketing & Growth Officer, we have announced four strategic appointments in the past three months. Combined with our strong existing leadership team, we believe we have the right skills, experience sets and focus to successfully address the challenges and deliver on the opportunities in front of us.”

“During the past two years, I have gotten to know Chris and the management team well and I am excited to now take a more active role as Executive Chairman,” said Moore. “I look forward to providing my input and guidance as the Company continues its strategic transformation. I am confident that our team under Chris’ leadership can improve operational performance and financial outcomes to the benefit of all of our stakeholders.”

“In my time at the Company, I have been continually impressed by ServiceSource’s high-caliber team and developed an even greater appreciation for the Company’s industry leadership and market opportunity,” said Dunnam. “ServiceSource is well-positioned to address the entire B2B digital customer journey experience, helping clients grow closer to their customers in the cloud and subscription economy.”

About Gary B. Moore

Moore served most recently from October 2012 to June 2015 as President and COO of Cisco Systems, Inc., a global leader in networking and connectivity with more than $49 billion revenue and over 70,000 employees across more than 400 offices worldwide. Prior to his promotion to this role, Moore was named the first COO in Cisco’s history in 2011. Moore joined Cisco in 2001 as Senior Vice President of the Advanced Services Division and ultimately went on to lead Cisco Global Services, where he inspired a team that more than tripled the business to nearly $10 billion over a decade. Prior to joining Cisco, Moore was President and CEO of Netigy, a network consulting business.

Moore began his career in 1973 at Electronic Data Systems (EDS) where he held a number of executive roles over a 26-year career. Among his many contributions, Moore created and led EDS’ global E-solutions business unit to more than $2 billion revenue and over 20,000 employees. Additionally, Moore was a member of EDS’ Global Operations Council where he was responsible for multiple business units, including manufacturing, retail and distribution customers globally. Moore also led the formation of EDS’s JV with Hitachi Limited, Hitachi Data Systems, where he was the founding President and CEO during its initial three years of operations.

Moore also serves on the boards of Finjan Holdings, Inc. (NASDAQ: FNJN) and KLA-Tencor Corporation (NASDAQ: KLAC).

About Debbie Dunnam

Prior to ServiceSource, Dunnam served as Corporate Vice President, Inside Sales at Microsoft, leading the formation of a consultative digital sales capability for Microsoft across commercial segments, geographies and product lines. Dunnam’s approach leveraged leading-edge technology, world-class infrastructure and a highly-trained specialist sales force to create trusted partnerships with customers throughout their digital transformation journey. Before joining Microsoft, Dunnam spent nearly a decade in various senior leadership roles at Cisco Systems, most recently as Senior Vice President, Worldwide Services Sales and Global Customer Success, where she oversaw a $12 billion organization. Previous to Cisco, Dunnam held Vice President roles at Dell Technologies, Hewlett Packard Enterprise and StayWell Health Management.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding our expectations for financial and operational performance, whether our go-forward model will produce anticipated benefits, and whether our improved execution and emerging capabilities will translate into desired results. These forward-looking statements are based on our current assumptions and beliefs, and involve risks and uncertainties that could cause our results to differ materially from our forward-looking statements. Those risks and uncertainties include: potential revision to the preliminary third quarter results, including as a result of the completion of our financial closing procedures and review by independent auditors; a decline in client renewals, the loss of one or more of our key clients or the contraction in our revenue from one or more of our key clients, in each case resulting in churn, or our clients not expanding their relationships with us; the risk of problems implementing our technologies or that our technologies will not meet customer expectations; that the market for our solution is underdeveloped and may not grow; errors in estimates as to the renewal rate improvements and/or service revenue we can generate for our customers; changes in market conditions that impact our ability to sell our solutions and/or generate service revenue on our customers’ behalf; the possibility that our estimates of service revenue, opportunity under management, and other metrics may prove inaccurate; our ability to keep customer data and other confidential information secure; our ability to adapt our solution to changes in the market or new competition; problems encountered by our clients in their business that may cause them to cancel or reduce their business with us; our ability to achieve our expected benefits from international expansion; economic or other adverse events or conditions affecting the technology industry; our ability to protect our intellectual property rights; the risk of claims that our offerings infringe the intellectual property rights of others; and other risks and uncertainties described more fully in our periodic reports filed with the Securities and Exchange Commission, which can be obtained online at the Commission’s website at http://www.sec.gov. All forward-looking statements in this press release are based on information currently available to us, and except as may be legally required we assume no obligation to update these forward-looking statements.

About ServiceSource

ServiceSource International, Inc. (NASDAQ:SREV) helps the world’s leading brands grow closer to their customers. As a global leader in outsourced inside sales, customer success and recurring revenue growth and retention solutions, ServiceSource expands customer lifetime value by helping companies to more efficiently and effectively find, convert, grow and retain their B2B customer relationships. Trusted by global market leaders in the cloud/XaaS, software, technology hardware, medical device & diagnostic equipment and industrial IoT sectors, ServiceSource sells, manages or renews $9 billion of revenue annually on behalf of its clients. Leveraging a robust technology suite, predictive data models and more than 3,000 revenue delivery professionals speaking 45 languages, only ServiceSource brings to market nearly 20 years of expertise and the ability to drive recurring revenue growth to more than 170 countries. To learn more, visit www.servicesource.com.

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Trademarks

ServiceSource®, and any ServiceSource product or service names or logos above are trademarks of ServiceSource International, Inc. All other trademarks used herein belong to their respective owners.

Contacts

Investor Relations Contact for ServiceSource

Chad Lyne, 720-889-8784

clyne@servicesource.com

or

Media Contact for ServiceSource

Nick Herff, 815-861-8864

nherff@servicesource.com